Exhibit 99.1

EXECUTION COPY

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of November 8, 2010, is by and among Chevron Corporation, a Delaware corporation (“Parent”), Arkhan Corporation, a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Merger Sub”), and each of the Persons listed on Annex I hereto (each, a “Stockholder”). Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement and Plan of Merger, dated as of the date of this Agreement (the “Merger Agreement”), by and among Parent, Merger Sub and Atlas Energy, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, as of the date hereof, each Stockholder is, except as set forth on Annex I, the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, it being understood that “beneficially owned” and “beneficial ownership” shall have correlative meanings) of the number of shares of Common Stock set forth opposite such Stockholder’s name under the heading “Shares Beneficially Owned” on Annex I (all such beneficially owned shares of Common Stock that are outstanding as of the date hereof and any outstanding shares of Common Stock that may hereafter be acquired by such Stockholder pursuant to acquisition by purchase, stock dividend, distribution, stock split, split-up, combination, merger, consolidation, reorganization, recapitalization or similar transaction, being referred to herein as the “Subject Shares;” provided that “Subject Shares” shall not include shares of Common Stock beneficially owned in the form of Company Equity Awards (other than Company Restricted Stock) so long as such Company Equity Awards remain unexercised);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into the Merger Agreement, a copy of which has been made available to each Stockholder, which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that each Stockholder enter into this Agreement, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder has agreed to do so.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENTS OF EACH STOCKHOLDER

1.1 Voting of Subject Shares. Each Stockholder irrevocably and unconditionally agrees that such Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of shares of Common Stock, however called (each, a “Company Stockholders Meeting”):

(a) be present, in person or represented by proxy, or otherwise cause such Stockholder’s Subject Shares to be counted for purposes of determining the presence of a quorum at such meeting (to the fullest extent that such Subject Shares may be counted for quorum purposes under applicable Law); and

(b) vote (or cause to be voted) with respect to all such Stockholder’s Subject Shares to the fullest extent that such Subject Shares are entitled to be voted at the time of such vote:

(i) in favor of (1) adopting the Merger Agreement, (2) the approval of any proposal to adjourn or postpone the Company Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders Meeting is held and (3) any other matter submitted to the holders of shares of Common Stock for approval that is necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such Company Stockholders Meeting; and

(ii) against (1) any action (including any amendment to the Company’s certificate of incorporation or bylaws, as in effect on the date hereof), agreement or transaction submitted to the holders of shares of Common Stock for approval that would reasonably be expected to frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay or adversely affect, in each case in any material respect, the consummation of the transactions contemplated by the Merger Agreement, (2) any Takeover Proposal and any action in furtherance of any Takeover Proposal submitted to the holders of shares of Common Stock for approval, (3) except as required pursuant to Section 1.1(b)(i)(3), any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend, dissolution, liquidation or winding up of or by the Company, or any other extraordinary transaction involving the Company (other than the Merger and the Restructuring Transactions and the other transactions contemplated by the Merger Agreement and the Restructuring Agreements), in each case that is submitted to the holders of shares of Common Stock for approval, (4) any action, proposal, transaction or agreement submitted to the holders of shares of Common Stock for approval that would reasonably be expected to result in a breach, in any material respect, of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and (5) any other action, proposal, transaction or agreement submitted to the holders of shares of Common Stock for approval that would reasonably be expected to result in the failure of any condition to the Merger set forth in Article VII of the Merger Agreement to be satisfied on or before the Outside Date. It is understood that each Stockholder shall retain at all times the right to vote such Stockholder’s Subject Shares in such Stockholder’s sole and absolute discretion on any matter other than those set forth in this Section 1.1 that is at any time or from time to time presented for consideration to the holders of shares of Common Stock.

1.2 No Proxies for or Liens on Subject Shares.

(a) Except as provided hereunder, during the term of this Agreement, each Stockholder shall not (nor permit any Person under such Stockholder’s control to), directly or indirectly, (i) grant any proxies or powers of attorney with respect to the right to vote, rights of first offer or refusal, or enter into any voting trust or voting agreement or arrangement, with respect to any of such Stockholder’s Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (each, other than pursuant to the Merger, a “Transfer”) any of such Stockholder’s Subject Shares or (iii) enter into any Contract providing for the direct or indirect Transfer of any of such Stockholder’s Subject Shares. Except as provided hereunder, no Stockholder shall, and shall not permit any Person under such Stockholder’s control or any of such Stockholder’s or such Person’s respective representatives to, seek or solicit any such Transfer or any such Contract. Without limiting the foregoing, each Stockholder shall not take any other action that would in any way restrict, limit or interfere in any material respect with the performance of such Stockholder’s obligations hereunder or the transactions contemplated by the Merger Agreement.

(b) Notwithstanding the foregoing, each Stockholder shall have the right to Transfer all or any portion of his, her or its Subject Shares to a Permitted Transferee of such Stockholder if and only if such Permitted Transferee shall have agreed in writing, in a manner reasonably acceptable to Parent, (i) to accept such Subject Shares subject to the terms and conditions of this Agreement and (ii) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Stockholder for all purposes of this Agreement. “Permitted Transferee” means, with respect to any Stockholder, (A) any other Stockholder, (B) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder, (C) any trust, the trustees of which include only the Persons named in clauses (A) or (B) and the beneficiaries of which include only the Persons named in clauses (A) or (B), or (D) if such Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust.

(c) Each Stockholder hereby authorizes Parent and Merger Sub to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement; provided, that any such stop order (i) shall terminate upon the termination of this Agreement, and (ii) shall not prohibit a Transfer of Subject Shares in accordance with the other provisions of this Section 1.2.

(d) Notwithstanding anything in this Agreement to the contrary, (i) no Stockholder shall be prohibited from exercising any Company Stock Options (including via cashless or “net” exercise), provided, that any shares of Common Stock acquired thereby shall be thereafter considered Subject Shares and bound by the terms of this Agreement, (ii) no Stockholder shall be prohibited from Transferring any shares of Common Stock acquired pursuant to clause (i) of this Section 1.2(d), provided, that any Transfer of such shares shall be in accordance with the provisions of Section 1.2(b) unless the Transfer is made substantially concurrently with the exercise of a Company Stock Option for the purpose of (and in amounts no greater than the amounts necessary) obtaining funds to pay required taxes, (iii) no Stockholder shall be prohibited from Transferring any shares of Common Stock to the Company for purposes of satisfying any required tax withholding in connection with the exercise or vesting of any Company Equity Awards, (iv) no Stockholder shall be required to exercise any options to acquire shares of Common Stock or (except as set forth in the Merger Agreement) to otherwise change the form in which such Stockholder beneficially owns any shares of Common Stock (v) no Stockholder shall be prohibited from paying the exercise price of any Company Stock Options with shares of Common Stock and (vi) the Arete Foundation may Transfer up to 100,000 Subject Shares to meet liquidity needs not currently anticipated. Parent agrees and acknowledges that nothing in this Agreement or in the Merger Agreement shall prohibit the Company from accepting or purchasing shares of Common Stock from a Stockholder hereunder for the purpose of satisfying the exercise price of any Company Stock Option or of satisfying any required tax withholding.

1.3 Documentation and Information. Each Stockholder (a) consents to and authorizes the publication and disclosure by Parent of such Stockholder’s identity and holdings of Subject Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement and any other information, in each case, that Parent reasonably determines is required to be disclosed by applicable Law in any press release or any other disclosure document in connection with the Merger and the transactions contemplated by the Merger Agreement and (b) agrees to promptly give to Parent any information Parent may reasonably require for the preparation of any such disclosure documents. Parent (i) consents to and authorizes the publication and disclosure by any Stockholder of Parent’s identity, the nature of Parent’s and such Stockholder’s commitments, arrangements and understandings under this Agreement and any other information, in each case, that such Stockholder reasonably determines is required to be disclosed by such Stockholder under applicable Law in any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act and any other filings with or notices to Governmental Authorities and (ii) agrees promptly to give to such Stockholder any information such Stockholder may reasonably request for the preparation of any such documents. Each party hereto agrees to promptly notify the other parties of any required corrections with respect to any information supplied by such party specifically for use in any such document, if and to the extent that any such information shall have become false or misleading in any material respect.

1.4 Irrevocable Proxy. Each Stockholder hereby revokes (or agrees to cause to be revoked) any voting proxies that such Stockholder has heretofore granted with respect to such Stockholder’s Subject Shares. Each Stockholder hereby irrevocably appoints Parent as attorney-in-fact and proxy for and on behalf of such Stockholder, for and in the name, place and stead of such Stockholder, to: (a) attend any and all Company Stockholders Meetings, (b) vote or issue instructions to the record holder to vote, such Stockholder’s Subject Shares in accordance with the provisions of Section 1.1 at any and all Company Stockholders Meetings and (c) grant or withhold, or issue instructions to the record holder to grant or withhold, in accordance with the provisions of Section 1.1, all written consents with respect to the Subject Shares in connection with any action sought to be taken by written consent without a meeting. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable) until the termination of this Agreement and shall not be terminated by operation of Law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 4.2 (and shall be terminated and revoked upon such termination). Each Stockholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the secretary of the Company. Each Stockholder hereby affirms that the proxy set forth in this Section 1.4 is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1.1.

1.5 Notices of Certain Events. Each Stockholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Stockholder set forth in Article II.

1.6 No Solicitations; Other Offers. Each Stockholder agrees not to, directly or indirectly (i) initiate, solicit or knowingly encourage (including by way of furnishing information or assistance), or knowingly induce, or take any other action designed to, or which would reasonably be expected to, result in, the making, submission or announcement of, any proposal or offer that constitutes a Takeover Proposal, (ii) enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to any Takeover Proposal, (iii) other than informing persons of the provisions contained in this Section 1.6, enter into, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Person any information or data or access to its properties with respect to, or otherwise cooperate with or take any other action to facilitate (A) any Takeover Proposal or (B) any proposal that by its terms requires the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement, or (iv) submit to the stockholders of the Company for their approval any Takeover Proposal, or agree or publicly announce an intention to take any of the foregoing actions.

1.7 Further Assurances. Subject to the terms and conditions of this Agreement, each Stockholder agrees to execute and deliver, or cause to be executed and delivered, all further documents and instruments, and use their respective commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things, in each case that are necessary, proper or advisable under applicable Laws and regulations to perform his, her or its obligations under this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF EACH STOCKHOLDER

Each Stockholder hereby, severally and not jointly, represents and warrants to Parent and Merger Sub only as to himself, herself or itself (as the case may be) as follows:

2.1 Organization. Such Stockholder, if not an individual, is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization. Such Stockholder, if an individual, is a resident of the state set forth below such Stockholder’s signature on the signature page hereto.

2.2 Authorization. If such Stockholder is not an individual, it has full organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder. If such Stockholder is an individual, he or she has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. If such Stockholder is not an individual, the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder.

2.3 Due Execution and Delivery; Binding Agreement. This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law). If such Stockholder is married and any of the Subject Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, such Stockholder’s spouse, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

2.4	No Violation.

(a) The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder will not, (i) if such Stockholder is not an individual, contravene, conflict with, or result in any violation or breach of any provision of its organizational documents, (ii) assuming compliance with Section 2.4(b), contravene, conflict with or result in a violation or breach of any provision of applicable Law or Order of any Governmental Entity with competent jurisdiction or (iii) constitute a default, or an event that, with or without notice or lapse of time or both, will become a default, under, or cause or permit the termination, cancellation or acceleration of any right or obligation under any provision of any Contract binding upon such Stockholder, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to impair in any material respect the ability of such Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(b) No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Entity or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the performance by such Stockholder of his, her or its obligations hereunder, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, except as would not reasonably be expected to impair in any material respect the ability of such Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

2.5 Ownership of Subject Shares. As of the date hereof, such Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 1.2 hereof) at all times during the term of this Agreement will be, a beneficial owner of, and such Stockholder or another Stockholder has, and will have, good and valid title to, such Stockholder’s Subject Shares with no restrictions on such Stockholder’s rights of disposition pertaining thereto other than any restrictions in connection with the arrangements described on Annex I. Other than as provided in this Agreement, such Stockholder has, and (except with respect to any Subject Shares Transferred in accordance with Section 1.2 hereof) at all times during the term of this Agreement will have, with respect to such Stockholder’s Subject Shares, either (i) the sole power, directly or indirectly, to vote and dispose of such Subject Shares or (ii) the shared power together with one or more other Stockholders, directly or indirectly, to vote and dispose of such Subject Shares, and to issue instructions pertaining to such Subject Shares with respect to the matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights other than any limitations, qualifications restrictions in connection with the arrangements described on Annex I, and, as such, has, and (except with respect to any Subject Shares Transferred in accordance with Section 1.2 hereof) at all times during the term of this Agreement will have, the complete and exclusive power, individually or together with one or more other Stockholders, to, directly or indirectly (a) issue (or cause the issuance of) instructions with respect to the matters set forth in Section 1.4 hereof and (b) agree to all matters set forth in this Agreement. None of such Stockholder’s Subject Shares are held in an account that would allow a third party to lend out such Subject Shares on any securities lending marked or otherwise. Other than any shares of Common Stock underlying Company Equity Awards (other than Company Restricted Stock), the number of shares of Common Stock set forth on Annex I opposite the name of such Stockholder are the only shares of Common Stock beneficially owned by such Stockholder as of the date of this Agreement. Other than the Subject Shares and any shares of Common Stock underlying Company Equity Awards (other than Company Restricted Stock) (the number of which is set forth opposite the name of such Stockholder on Annex I under the heading “Shares Subject to Company Equity Awards (other than Company Restricted Stock)”) or as set forth on Annex I, as of the date hereof such Stockholder does not own any shares of Common Stock or any options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company. Except for any vesting restrictions with respect to Company Restricted Stock or any agreements or arrangements in connection with the arrangements set forth on Annex I, there are no agreements or arrangements of any kind, contingent or otherwise, to which such Stockholder is a party obligating such Stockholder to Transfer or cause to be Transferred to any Person other than a Stockholder any of such Stockholder’s Subject Shares. Except as set forth on Annex I, no Person other than a Stockholder has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares.

2.6 No Other Proxies. None of such Stockholder’s Subject Shares are subject to any voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and except for any agreement or arrangement in connection with the arrangements set forth on Annex I.

2.7 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder or any of his, her or its properties or assets (including such Stockholder’s Subject Shares) that would reasonably be expected to impair in any material respect the ability of such Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

2.8 Opportunity to Review; Reliance. Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of his, her or its own choosing. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Stockholders that:

3.1 Organization. Parent and Merger Sub are each duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

3.2 Authorization. Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Merger Sub.

3.3 Due Execution and Delivery; Binding Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a valid and legally binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

ARTICLE IV

MISCELLANEOUS

4.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, (i) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder’s address, facsimile number or electronic mail address set forth on a signature page hereto, or to such other address, facsimile number or electronic mail address as such party may hereafter specify for the purpose by notice to each other party hereto.

4.2 Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (i) termination of the Merger Agreement, (ii) in the event the Merger Agreement is amended such that any Stockholder under this Agreement would receive in respect of his or her shares of Common Stock in the Merger consideration that is different from the consideration to be received by holders of the Company’s Common Stock generally, the date of such amendment and (iii) the Effective Time. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.2 shall relieve any party for liability arising from fraud or a willful breach of this Agreement and (y) the provisions of this Article IV shall survive any such termination of this Agreement.

4.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided herein, the rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

4.4 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring or required to incur such cost or expenses.

4.5 Binding Effect; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except each of Parent and Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more wholly owned Subsidiaries of Parent at any time; provided, that such transfer or assignment shall not relieve Parent or Merger Sub of any of its obligations hereunder.

4.6	GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflicts of Law rules (whether of the State of Delaware or of any other jurisdiction) that would cause the application of Laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall only be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such Action and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such Action in any such court or that any such Action brought in any such court has been brought in an inconvenient forum. Process in any such Action may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.1 shall be deemed effective service of process on such party.

(b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.7 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed and delivered (by telecopy or otherwise) by the other parties hereto.

4.8 Entire Agreement; Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any right, benefit or remedy hereunder.

4.9 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Notwithstanding the foregoing, upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

4.10 Specific Performance. The parties hereto agree that each of Parent and Merger Sub would be irreparably damaged in the event that any Stockholder fails to perform any of his, her or its obligations under this Agreement. Accordingly, each of Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any Stockholder and to specific performance of the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

4.11 Capacity as Stockholder. Notwithstanding anything in this Agreement to the contrary (including Section 1.6), each Stockholder signs this Agreement and makes the representations, warranties, covenants and agreements and undertakes the obligations and agreements set forth herein solely in such Stockholder’s capacity as a Stockholder of the Company and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything in this Agreement to the contrary, nothing herein shall in any way restrict a director or officer of the Company or of any of its Subsidiaries in the exercise of his or her fiduciary duties as a director or officer of the Company or of any of its Subsidiaries or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent any director or officer of the Company or of any of its Subsidiaries or any trustee or fiduciary of any employee benefit plan or trust from taking or omitting to take, or be construed to create any obligation on the part of such Person to take or omit to take, any action in his or her capacity as such director, officer, trustee or fiduciary for an employee benefit plan or trust, and no such action or omission shall constitute a breach of this Agreement.

4.12 No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to such Stockholder, and Parent shall have no authority to exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares, except as otherwise specifically provided herein.

4.13 Interpretation. When a reference is made in this Agreement to a Section or Annex, such reference shall be to a Section of or Annex to this Agreement unless otherwise indicated. The headings contained in this Agreement or in an Annex are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any Annex annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” unless otherwise specified. The words “hereby,” “hereof,” herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The term “or” shall not be deemed to be exclusive. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The words describing the singular number shall include the plural and vice versa and words denoting any gender shall include all genders. References to a Person are also to its successors and permitted assigns. Reference to any agreement (including this Agreement), document or instrument shall mean such agreement, document or instrument as amended, modified or supplemented (including by waiver or consent) and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

[SIGNATURE PAGE NEXT]

IN WITNESS WHEREOF, Parent, Merger Sub and the Stockholders have caused this Agreement to be duly executed and delivered as of the date first written above.

CHEVRON CORPORATION

By:	/s/ GL Kirkland
	Name:	GL Kirkland
	Title:	Vice Chairman of the Board
Executive Vice President

ARKHAN CORPORATION

By:	/s/ JR Pryor
	Name:	JR Pryor
	Title:	President

[Voting Agreement Signature Page]

STOCKHOLDERS

EDWARD E. COHEN

/s/ Edward E. Cohen

JONATHAN Z. COHEN

/s/ Jonathan Z. Cohen

ARETE FOUNDATION

By:
/s/ Edward E. Cohen
Name: Edward E. Cohen
Title: Trustee

EEC Trust

By:
/s/ Jeffrey F. Brotman
Name: Jeffrey F. Brotman
Title: Trustee

BZC TRUST

By:
/s/ Jeffrey F. Brotman
Name: Jeffrey F. Brotman
Title: Trustee

[Voting Agreement Signature Page]

THE 2010 COHEN FAMILY TRUST

By:
/s/ Jeffrey F. Brotman
Name: Jeffrey F. Brotman
Title: Trustee

SOLOMON INVESTMENT PARTNERSHIP, L.P.

By: Isidore Corporation, its general partner

By:
/s/ Edward E. Cohen
Name: Edward E. Cohen
Title: President

[Voting Agreement Signature Page]

Annex I

Stockholder	Shares Beneficially Owned*	Shares Subject to Company Equity Awards (Other than Company Restricted Stock)*
Edward E. Cohen	488,007[1]	2,372,559
Jonathan Z. Cohen	116,149[2]	1,522,847
Arete Foundation	1,244,169
EEC Trust	141,377
BZC Trust	129,295
The 2010 Cohen Family Trust	14,422
Solomon Investment Partnership, L.P.	643,000

*	For purposes of this Agreement only, and without admitting that any Stockholder beneficially owns any securities for any other purpose, each Stockholder may be deemed to beneficially own all of the shares of Common Stock set forth in the table above. Each Stockholder otherwise disclaims beneficial ownership of any shares of Common Stock other than those set forth opposite such Stockholder’s name under the heading “Shares Beneficially Owned” and those set forth opposite such Stockholder’s name under the heading “Shares Subject to Company Equity Awards (Other than Company Restricted Stock)”.

1. 50,454 shares of the 488,007 shares are held in an IRA account of Betsy Cohen (the wife of Edward Cohen). Edward Cohen disclaims beneficial ownership of these shares.

2. 41,836 shares of the 116,149 shares are jointly owned by Jonathan Cohen and Julia Pershan Cohen (the wife of Jonathan Cohen).

Arete Foundation is a private charitable trust created for the purpose of using trust property and income to benefit charitable organizations in the areas of religious, scientific, literary, educational or other charitable activities. The trustees of Arete Foundation are Edward Cohen, Betsy Z. Cohen, Daniel G. Cohen and Jonathan Cohen.

EEC Trust is a grantor trust by and between Edward Cohen, as settlor, and Betsy Cohen and Jeffrey F. Brotman, as trustees. EEC Trust was established for the benefit of its beneficiary, Betsy Cohen.

BZC Trust is a grantor trust by and between Betsy Cohen, as settlor, and Daniel Cohen, Jonathan Cohen and Jeffrey Brotman, as trustees. BZC Trust was established for the benefit of its beneficiaries, Daniel Cohen and Jonathan Cohen.

The 2010 Cohen Family Trust (the “Family Trust”) is a grantor trust by and between Edward Cohen, as settlor, and Betsy Cohen as trustee and Jeffrey Brotman as contingent trustee. The Family Trust was established for the benefit of its beneficiaries, Betsy Cohen, Daniel Cohen and Jonathan Cohen.

I-1

Solomon Investment Partnership, L.P. (the “Partnership”) owns, holds, invests and otherwise manages assets of Edward Cohen and Betsy Cohen and their family. Edward Cohen and Betsy Cohen are the sole limited partners of the Partnership. The sole general partner of the Partnership is Isidore Corporation. Edward Cohen and Betsy Cohen are the sole directors, officers and shareholders of Isidore Corporation.

[Voting Agreement Signature Page]